Warrants (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2017
Warrants (Details) [Line Items]
Gross funds raised		$ 5,300
Warrants issued		2,400,000
Description of warrants exercisable	The warrants shall be exercisable six months following the issuance date and will expire five and one-half years from the issuance date.
Expected volatility, description	If the change in standard deviation for that warrants shifted +/- 5%, the impact on the 2018 profit or loss would be $162 thousands and $159 thousands, respectively. The higher the standard deviation, the higher the fair value.
American Depository Shares [Member]
Warrants (Details) [Line Items]
ADS's issued		2,400,000